                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and/or officer of Willcox & Gibbs, Inc. (the "Corporation"), does hereby constitute and appoint Alain Viry and Allan M. Gonopolsky, and each of them, his true and lawful attorney or attorneys to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, pertaining to annual reports of the Corporation on Form 10-K and amendments thereof, including without limitation, power and authority to sign his name (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or by attesting the seal of the Corporation, or otherwise) to any such annual reports on Form 10-K, and any amendments thereof, and other documents in connection therewith, and to file any of the aforementioned documents with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set opposite his name.


Dated:  March 18, 1994
                                                     /s/ Frederic de Castro
                                                     -------------------------
                                                         Frederic de Castro

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and/or officer of Willcox & Gibbs, Inc. (the "Corporation"), does hereby constitute and appoint Alain Viry and Allan M. Gonopolsky, and each of them, his true and lawful attorney or attorneys to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, pertaining to annual reports of the Corporation on Form 10-K and amendments thereof, including without limitation, power and authority to sign his name (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or by attesting the seal of the Corporation, or otherwise) to any such annual reports on Form 10-K, and any amendments thereof, and other documents in connection therewith, and to file any of the aforementioned documents with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set opposite his name.


Dated:  March 18, 1994

                                                       /s/ Gerald E. Morris
                                                       ------------------------
                                                           Gerald E. Morris

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and/or officer of Willcox & Gibbs, Inc. (the "Corporation"), does hereby constitute and appoint Alain Viry and Allan M. Gonopolsky, and each of them, his true and lawful attorney or attorneys to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, pertaining to annual reports of the Corporation on Form 10-K and amendments thereof, including without limitation, power and authority to sign his name (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or by attesting the seal of the Corporation, or otherwise) to any such annual reports on Form 10-K, and any amendments thereof, and other documents in connection therewith, and to file any of the aforementioned documents with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set opposite his name.

Dated:  March 18, 1994
                                                       /s/ John B. Fraser
                                                       ------------------------
                                                           John B. Fraser

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and/or officer of Willcox & Gibbs, Inc. (the "Corporation"), does hereby constitute and appoint Alain Viry and Allan M. Gonopolsky, and each of them, his true and lawful attorney or attorneys to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, pertaining to annual reports of the Corporation on Form 10-K and amendments thereof, including without limitation, power and authority to sign his name (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or by attesting the seal of the Corporation, or otherwise) to any such annual reports on Form 10-K, and any amendments thereof, and other documents in connection therewith, and to file any of the aforementioned documents with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set opposite his name.

Dated:  March 18, 1994

                                                       /s/ R. Gary Gentles
                                                       ------------------------
                                                           R. Gary Gentles

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and/or officer of Willcox & Gibbs, Inc. (the "Corporation"), does hereby constitute and appoint Alain Viry and Allan M. Gonopolsky, and each of them, his true and lawful attorney or attorneys to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, pertaining to annual reports of the Corporation on Form 10-K and amendments thereof, including without limitation, power and authority to sign his name (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or by attesting the seal of the Corporation, or otherwise) to any such annual reports on Form 10-K, and any amendments thereof, and other documents in connection therewith, and to file any of the aforementioned documents with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set opposite his name.

Dated:  March 18, 1994
                                                          /s/ Eric Lomas
                                                          ---------------------
                                                              Eric Lomas

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and/or officer of Willcox & Gibbs, Inc. (the "Corporation"), does hereby constitute and appoint Alain Viry and Allan M. Gonopolsky, and each of them, his true and lawful attorney or attorneys to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, pertaining to annual reports of the Corporation on Form 10-K and amendments thereof, including without limitation, power and authority to sign his name (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or by attesting the seal of the Corporation, or otherwise) to any such annual reports on Form 10-K, and any amendments thereof, and other documents in connection therewith, and to file any of the aforementioned documents with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set opposite his name.

Dated:  March 21, 1994

                                                         /s/ Austin List
                                                         ----------------------
                                                             Austin List

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and/or officer of Willcox & Gibbs, Inc. (the "Corporation"), does hereby constitute and appoint Alain Viry and Allan M. Gonopolsky, and each of them, his true and lawful attorney or attorneys to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, pertaining to annual reports of the Corporation on Form 10-K and amendments thereof, including without limitation, power and authority to sign his name (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or by attesting the seal of the Corporation, or otherwise) to any such annual reports on Form 10-K, and any amendments thereof, and other documents in connection therewith, and to file any of the aforementioned documents with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set opposite his name.

Dated:  March 21, 1994
                                                          /s/ Alain Viry
                                                          ---------------------
                                                              Alain Viry

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and/or officer of Willcox & Gibbs, Inc. (the "Corporation"), does hereby constitute and appoint Alain Viry and Allan M. Gonopolsky, and each of them, his true and lawful attorney or attorneys to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, pertaining to annual reports of the Corporation on Form 10-K and amendments thereof, including without limitation, power and authority to sign his name (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or by attesting the seal of the Corporation, or otherwise) to any such annual reports on Form 10-K, and any amendments thereof, and other documents in connection therewith, and to file any of the aforementioned documents with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.


          IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set opposite his name.

Dated:  March 18, 1994
                                                        /s/ Serge Weinberg
                                                        -----------------------
                                                            Serge Weinberg

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and/or officer of Willcox & Gibbs, Inc. (the "Corporation"), does hereby constitute and appoint Alain Viry and Allan M. Gonopolsky, and each of them, his true and lawful attorney or attorneys to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, pertaining to annual reports of the Corporation on Form 10-K and amendments thereof, including without limitation, power and authority to sign his name (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or by attesting the seal of the Corporation, or otherwise) to any such annual reports on Form 10-K, and any amendments thereof, and other documents in connection therewith, and to file any of the aforementioned documents with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set opposite his name.

Dated:  March 18, 1994
                                                       /s/ Allan Gonopolsky
                                                       ------------------------
                                                           Allan Gonopolsky

                                POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a director and/or officer of Willcox & Gibbs, Inc. (the "Corporation"), does hereby constitute and appoint Alain Viry and Allan M. Gonopolsky, and each of them, his true and lawful attorney or attorneys to execute in his name, place and stead in such capacity or capacities (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or otherwise), any and all instruments which said attorney or attorneys may deem necessary or advisable in order to enable the Corporation to comply with the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, pertaining to annual reports of the Corporation on Form 10-K and amendments thereof, including without limitation, power and authority to sign his name (whether on behalf of the Corporation, or as a director and/or officer of the Corporation, or by attesting the seal of the Corporation, or otherwise) to any such annual reports on Form 10-K, and any amendments thereof, and other documents in connection therewith, and to file any of the aforementioned documents with the Securities and Exchange Commission, each of said attorneys to have full power and authority to do and perform in the name and on behalf of the undersigned, every act whatsoever necessary or advisable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do in person.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto on the date set opposite his name.

Dated:  March 25, 1994

                                                       /s/ Nicholas Sokolow
                                                       ------------------------
                                                           Nicholas Sokolow